Exhibit 99.1
DRAFT CONFIDENTIAL Rodman & Renshaw Monte Carlo, Monaco, May 15-16, 2006 3rd Annual Global Healthcare Conference

This presentation includes forward-looking statements that reflect management's current views of future events such as statements about the expected timing of milestone events, the potential therapeutic benefits of and expected commercial plans for our product candidates, and our strategic goals. Actual results may differ materially due to a number of important factors, including risks and uncertainties associated with the timing and cost of clinical development of our product candidates, our ability to develop products based on our technologies, the regulatory review and approval process, the possibility that our product candidates may not show efficacy in clinical testing or may display undesirable side effects, manufacturing and marketing capabilities, our ability to enter into and maintain collaborations and licenses, dependence upon our collaborators for resources and product development and commercialization, our cash resources and future access to capital, and dependence on intellectual property. These and other factors are more fully discussed in IDM's Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2005 and other periodic reports filed with the SEC. We undertake no obligation to update such forward looking statements except as required by law. Safe Harbor Statement

Mission IDM is focused on the development of innovative products that activate the immune system to treat cancer. Goal: To cure while caring for quality of life

Highlights Broad clinical development pipeline: Lead product completed Phase III 4 additional products in clinical development Product and equity partnership with Sanofi-Aventis R&D engine: Approval of one product sets the foundation for next product Strong intellectual property position Headquarters in U.S., fully operational facilities in CA and Paris

Fully operational facilities in U.S. and Europe California France Regulatory certified facilities in Irvine and Paris

Corporate partners

Product candidates Destroy cancer cells by activating innate immunity Prevent tumor recurrence by triggering a specific adaptive immune response Two product lines in oncology with the goals to:

Product candidate pipeline Candidate Indication Phase I Phase II Phase III Marketing Rights Ph III trial completed Junovan(tm) Osteosarcoma IDM Ph II/III Bexidem(r) Bladder cancer IDM Ph II Uvidem(r) Melanoma Ph II EP-2101 NSC Lung Cancer IDM Ph I/ II Colorectal cancer IDM (1) (1) Cambridge Laboratories acquired the distribution rights for UK and Ireland, Genesis Pharma for South East Europe and Medison Pharma for Israel. Collidem(r)

First line of products to destroy cancer cells Candidate Indication Phase I Phase II Phase III Marketing Rights Ph III trial completed Junovan(tm) Osteosarcoma IDM Ph II/III Bexidem(r) Bladder cancer IDM Ph II Uvidem(r) Melanoma Ph II EP-2101 NSC Lung Cancer IDM Ph I/ II Colorectal cancer IDM (1) (1) Cambridge Laboratories acquired the distribution rights for UK and Ireland, Genesis Pharma for South East Europe and Medison Pharma for Israel. Collidem(r)

Macrophage ability to kill a tumor cell 1 hr 30 min macrophage tumor cell 6 hr tumor cell debris

Junovan: Completed Phase III in osteosarcoma Fully synthetic compound Targeting osteosarcoma, bone cancer in adolescents Orphan drug status in EU & U.S.

Junovan (MTP-PE) as single agent after surgical resection of lung metastases Limited side effects Junovan: Phase II results in relapsed osteosarcoma with lung metastases 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 Disease-Free Survival Months Kleinerman ES et al Am.J. Clin. Onc. 18:93, 1995

Junovan: Phase III osteosarcoma results Overall Survival Years Proportion Surviving 0 1 2 3 4 5 6 0.0 0.2 0.4 0.6 0.8 1.0 - Junovan + Junovan Disease-Free Survival Years Proportion Surviving relapse free 0 1 2 3 4 5 6 0.0 0.2 0.4 0.6 0.8 1.0 - Junovan + Junovan In 664 patients with non-metastatic resectable disease at diagnosis Phase III trial demonstrated relative reduction in the risk of recurrence of 25% and risk of death of 30% p = 0.030 P = 0.039 JCO 23:6437, 2005

Junovan: Product status Expect to File NDA in 2006, launch anticipated in 2007 Exclusive worldwide sales and marketing rights in US and major part of Europe Annual worldwide market potential ~$100 million Orphan drug designation provides 7 year marketing exclusivity in the U.S. and 10 years in Europe upon approval Potential for treatment in other cancers

Thiounn N. et al, Journal of Urology 168, 2373-76, 2002 Bexidem Product containing activated macrophages Targeting bladder cancer Addresses unmet medical needs Tumor removal, local chemo and BCG therapy of limited benefit Phase I/II clinical trial completed Tumor occurrences for 17 patients decreased to 8 from 34 in first year after treatment No serious side effects Bexidem: Phase II/III clinical trial initiated

Bexidem: Product status Ongoing Phase II/III clinical trial in Europe FDA Special Protocol Assessment expected in 2006 Interim data analysis expected early 2007 Exclusive worldwide sales and marketing rights Opportunity to partner with large pharma More than 60,000 new cases of bladder cancer per year in the U.S.* * American Cancer Society

Second line of products to prevent tumor recurrence Ph III trial completed Junovan Osteosarcoma IDM Ph II/III Bexidem (r) Bladder cancer IDM Candidate Indication Phase I Phase II Phase III Marketing Rights Ph II Uvidem(r) Melanoma Ph II Collidem(r) Colorectal cancer IDM Ph I/II EP-2101 NSC Lung Cancer IDM

Dendritic cells induce T cell responses Lymphoid organ B B T T T T T T Lymphocyte activation MATURE Dendritic cells T Peripheral tissue Pathogen

IDM Cell Drug therapy - an efficient process Outpatient apheresis Apheresis product Ship Elutriation Purified dendritic cells or MAK 20 doses from one apheresis Ship Outpatient treatment Culture with cytokines 7 Days Proprietary IDM Process Wash & concentrate and freeze cells

Uvidem: Partnered with Sanofi-Aventis Cell Drug: Dendritic cells loaded with melanoma cell lysates Targeting melanoma - the most deadly form of skin cancer Addresses unmet medical need Phase I/II trial completed 15 patients with metastatic melanoma stage III and IV Product well-tolerated with no major associated toxicity Preliminary indications of effectiveness observed: 11/14 immune responses to vaccine 2/9 clinical responses with one complete response DC-MEL-01 Pilot Trial before after Patient #02 Cancer Immunol Immunother 2005 Salcedo et al

Uvidem: Product status Phase II data in late stage patients presented at ASCO, May 2005 Phase II trial in earlier stage patients ongoing in U.S. Phase II combination trial in EU started in 2005 Phase III in U.S. and EU expected to start in 2007 Close to 60,000 new melanoma diagnosed in the U.S. per year* Partnered with Sanofi-Aventis * American Cancer Society

Key partnership with Sanofi-Aventis Sanofi-Aventis has an option for exclusive worldwide rights on selected products IDM receives milestones payments and reimbursement of clinical expenses Manufacturing at IDM and transfer price including royalties First product selected: Uvidem, in Phase II for treatment of melanoma Equity investment of €20 million in 2002 and €10 million in December 2004

Collidem: Dendritic cells + peptides Targeting colorectal cancer - the third most common cause of death from cancer in the U.S. Phase I/II clinical trial in the U.S. to evaluate immune and clinical responses in addition to safety in patients with metastatic colorectal cancer Enrollment of patients completed, results presented at ASCO-GI and ISCT in 2006 Multi-epitope cancer vaccines EP-2101: Synthetic adjuvant + peptides Targeting Non Small Cell Lung cancer Open-label phase II study; stage IIIB, IV or recurrent disease Primary endpoint: Safety and overall survival Secondary endpoint: Progression- free survival (tumor response) and T-cell responses in patients

Multi-epitope product pipeline Colorectal (Collidem) Ovarian Prostate Breast Lung (EP2101)

Financial data 12 months Ended Statement of Operations December 31, 2005 (Thousands except loss per share) Total revenues $ 8,540 Loss from operations (40,044) Net loss (39,209) Loss per share $3.84 Balance Sheet As of December 31, 2005 (Thousands) Cash and cash equivalents $26,702 Total assets 42,887 Long-term obligations 3,629 Total stockholders' equity 28,744

Management team Herve Duchesne de Lamotte, MBA VP, Finance and General manager France MIT, AT Kearney Bonnie Mills, PhD VP, Clinical Operations and General Manager, U.S. Nexell, Baxter Jean-Loup Romet-Lemonne, MD Founder, Chairman & CEO Harvard University, Transfusion Merieux Innovation James Bender, PhD Director Product Development Nexell, Baxter Rena Juliar Director Manufacturing Nexell, Baxter, Medtronic Tung Koh Senior Director, Regulatory Operation Nexell, Endomedix, Baxter Jacques Bartholeyns , PhD Scientific Director Rockefeller University, Merrell Dow Pharma

Experienced non-executive board members Robert Beck, MD VP of Fox Chase Cancer Center Jean Deleage, PhD Managing general partner, Alta Partners Don Drakeman, JD, PhD CEO of Medarex Inc. Mike Grey CEO of SGX Pharmaceuticals, Inc. Sylvie Gregoire, Pharma D Former VP regulatory of Biogen Inc. and CEO of Glycofi Inc. David Haselkorn, PhD Former CEO of Clal Biotechnology John McKearn, PhD CEO of Kalypsys Inc.

Ownership Directors and Officers Other Medarex Sanofi-Aventis split 3 59.6 19.9 15 (Direct ownership only, excludes beneficial ownership) (Including 19% held by Alta Partners, Atlas, Apax, CLAL, Schroders and Sofinnova combined)

Junovan - fast track designation in Osteosarcoma Junovan - FDA/EMEA NDA filing Bexidem - Special Protocol Assessment for Phase II/III Uvidem - complete enrolment of melanoma Phase II trials Collidem - Phase I/II trial results in colorectal cancer EP-2101 - complete Phase II trial enrollment in lung cancer 2006 expected milestones

Summary Lung EP2101 Candidate Indication Phase I Phase II Phase III Ph III trial completed Junovan(tm) Osteosarcoma Ph II/III Bexidem(r) Bladder cancer Ph II Uvidem(r) Melanoma Ph I/II Collidem(r) Colorectal cancer Ph I/II EP-2101 NSC Lung Cancer

DRAFT CONFIDENTIAL www.idm-pharma.com NASDAQ: IDMI